ANNEX B
                                                                     (1-FOR-10)

                            CERTIFICATE OF AMENDMENT
                    OF RESTATED CERTIFICATE OF INCORPORATION
                                 OF P-COM, INC.

                         (Pursuant to Section 242 of the
                        Delaware General Corporation Law)

         P-COM, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, by its duly authorized officers, does hereby certify:

         FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation's Restated Certificate of Incorporation to combine each ten (10) outstanding shares of the Corporation's Common Stock, par value $0.0001 per share, into one
(1) share of Common Stock, par value $0.0001 per share; and (ii) declaring such amendment to be advisable and recommended for approval by the Stockholders of the Corporation.

         SECOND: That, thereafter, the Stockholders of said Corporation approved the amendment by written consent of the outstanding shares in accordance with
Section 228 of the Delaware General Corporation Law.

         THIRD: That the amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law by the Board of Directors and Stockholders of the Corporation.

         FOURTH: That the capital of the Corporation shall not be reduced under or by reason of said amendment.

         FIFTH: That upon the effectiveness of this Certificate of Amendment of the Restated Certificate of Incorporation, the first paragraph of Article IV of the Restated Certificate of Incorporation is hereby amended such that, as amended, said paragraph shall read in its entirety as follows:


         "THIS CORPORATION IS AUTHORIZED TO ISSUE TWO (2) CLASSES OF STOCK, TO BE DESIGNATED, RESPECTIVELY, "COMMON STOCK" AND "PREFERRED STOCK." THE TOTAL NUMBER OF SHARES THAT THIS CORPORATION IS AUTHORIZED TO ISSUE IS 72,000,000 SHARES. 70,000,000 SHARES SHALL BE COMMON STOCK, PAR VALUE $.0001 PER SHARE, AND 2,000,000 SHARES SHALL BE PREFERRED STOCK, PAR VALUE $.0001 PER SHARE. UPON THIS AMENDMENT OF THIS ARTICLE IV (THE "EFFECTIVE TIME"), EACH 10 SHARES OF THE COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION ISSUED AND OUTSTANDING OR HELD IN TREASURY SHALL BE COMBINED INTO ONE (1) SHARE OF COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION, WITHOUT ANY ACTION BY THE HOLDERS THEREOF. EACH STOCKHOLDER WHO, IMMEDIATELY PRIOR TO THE EFFECTIVE TIME, OWNS A NUMBER OF SHARES OF COMMON STOCK WHICH IS NOT EVENLY DIVISIBLE BY 10 SHALL, WITH RESPECT TO SUCH FRACTIONAL INTEREST, BE ENTITLED TO RECEIVE FROM THE CORPORATION CASH IN AN AMOUNT EQUAL TO SUCH FRACTIONAL INTEREST MULTIPLIED BY THE SALE PRICE OF THE COMMON STOCK LAST REPORTED IMMEDIATELY PRIOR TO THE EFFECTIVE TIME."


         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Restated Certificate of Incorporation to be executed by Samuel Smookler, its Chief Executive Officer, this _____ daof _______________, 20__.

                                                P-COM, INC.

                                                By:
                                                  -----------------------------
                                                  Samuel Smookler
                                                  Chief Executive Officer

                                                                    ANNEX B
                                                                  (1-FOR-11)

                            CERTIFICATE OF AMENDMENT
                    OF RESTATED CERTIFICATE OF INCORPORATION
                                 OF P-COM, INC.

                         (Pursuant to Section 242 of the
                        Delaware General Corporation Law)

         P-COM, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, by its duly authorized officers, does hereby certify:

         FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation's Restated Certificate of Incorporation to combine each eleven (11) outstanding shares of the Corporation's Common Stock, par value $0.0001 per share, into one
(1) share of Common Stock, par value $0.0001 per share; and (ii) declaring such amendment to be advisable and recommended for approval by the Stockholders of the Corporation.

         SECOND: That, thereafter, the Stockholders of said Corporation approved the amendment by written consent of the outstanding shares in accordance with
Section 228 of the Delaware General Corporation Law.

         THIRD: That the amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law by the Board of Directors and Stockholders of the Corporation.

         FOURTH: That the capital of the Corporation shall not be reduced under or by reason of said amendment.

         FIFTH: That upon the effectiveness of this Certificate of Amendment of the Restated Certificate of Incorporation, the first paragraph of Article IV of the Restated Certificate of Incorporation is hereby amended such that, as amended, said paragraph shall read in its entirety as follows:


         "THIS CORPORATION IS AUTHORIZED TO ISSUE TWO (2) CLASSES OF STOCK, TO BE DESIGNATED, RESPECTIVELY, "COMMON STOCK" AND "PREFERRED STOCK." THE TOTAL NUMBER OF SHARES THAT THIS CORPORATION IS AUTHORIZED TO ISSUE IS 65,636,364 SHARES. 63,636,364 SHARES SHALL BE COMMON STOCK, PAR VALUE $.0001 PER SHARE, AND 2,000,000 SHARES SHALL BE PREFERRED STOCK, PAR VALUE $.0001 PER SHARE. UPON THIS AMENDMENT OF THIS ARTICLE IV (THE "EFFECTIVE TIME"), EACH 11 SHARES OF THE COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION ISSUED AND OUTSTANDING OR HELD IN TREASURY SHALL BE COMBINED INTO ONE (1) SHARE OF COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION, WITHOUT ANY ACTION BY THE HOLDERS THEREOF. EACH STOCKHOLDER WHO, IMMEDIATELY PRIOR TO THE EFFECTIVE TIME, OWNS A NUMBER OF SHARES OF COMMON STOCK WHICH IS NOT EVENLY DIVISIBLE BY 11 SHALL, WITH RESPECT TO SUCH FRACTIONAL INTEREST, BE ENTITLED TO RECEIVE FROM THE CORPORATION CASH IN AN AMOUNT EQUAL TO SUCH FRACTIONAL INTEREST MULTIPLIED BY THE SALE PRICE OF THE COMMON STOCK LAST REPORTED IMMEDIATELY PRIOR TO THE EFFECTIVE TIME."


         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Restated Certificate of Incorporation to be executed by Samuel Smookler, its Chief Executive Officer, this _____ day of _______________, 20__.

                                                P-COM, INC.

                                                By:
                                                  -----------------------------
                                                  Samuel Smookler
                                                  Chief Executive Officer

                                                                     ANNEX B
                                                                   (1-FOR-12)

                            CERTIFICATE OF AMENDMENT
                    OF RESTATED CERTIFICATE OF INCORPORATION
                                 OF P-COM, INC.

                         (Pursuant to Section 242 of the
                        Delaware General Corporation Law)

         P-COM, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, by its duly authorized officers, does hereby certify:

         FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation's Restated Certificate of Incorporation to combine each twelve (12) outstanding shares of the Corporation's Common Stock, par value $0.0001 per share, into one
(1) share of Common Stock, par value $0.0001 per share; and (ii) declaring such amendment to be advisable and recommended for approval by the Stockholders of the Corporation.

         SECOND: That, thereafter, the Stockholders of said Corporation approved the amendment by written consent of the outstanding shares in accordance with
Section 228 of the Delaware General Corporation Law.

         THIRD: That the amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law by the Board of Directors and Stockholders of the Corporation.

         FOURTH: That the capital of the Corporation shall not be reduced under or by reason of said amendment.

         FIFTH: That upon the effectiveness of this Certificate of Amendment of the Restated Certificate of Incorporation, the first paragraph of Article IV of the Restated Certificate of Incorporation is hereby amended such that, as amended, said paragraph shall read in its entirety as follows:


         "THIS CORPORATION IS AUTHORIZED TO ISSUE TWO (2) CLASSES OF STOCK, TO BE DESIGNATED, RESPECTIVELY, "COMMON STOCK" AND "PREFERRED STOCK." THE TOTAL NUMBER OF SHARES THAT THIS CORPORATION IS AUTHORIZED TO ISSUE IS 60,333,333 SHARES. 58,333,333 SHARES SHALL BE COMMON STOCK, PAR VALUE $.0001 PER SHARE, AND 2,000,000 SHARES SHALL BE PREFERRED STOCK, PAR VALUE $.0001 PER SHARE. UPON THIS AMENDMENT OF THIS ARTICLE IV (THE "EFFECTIVE TIME"), EACH 12 SHARES OF THE COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION ISSUED AND OUTSTANDING OR HELD IN TREASURY SHALL BE COMBINED INTO ONE (1) SHARE OF COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION, WITHOUT ANY ACTION BY THE HOLDERS THEREOF. EACH STOCKHOLDER WHO, IMMEDIATELY PRIOR TO THE EFFECTIVE TIME, OWNS A NUMBER OF SHARES OF COMMON STOCK WHICH IS NOT EVENLY DIVISIBLE BY 12 SHALL, WITH RESPECT TO SUCH FRACTIONAL INTEREST, BE ENTITLED TO RECEIVE FROM THE CORPORATION CASH IN AN AMOUNT EQUAL TO SUCH FRACTIONAL INTEREST MULTIPLIED BY THE SALE PRICE OF THE COMMON STOCK LAST REPORTED IMMEDIATELY PRIOR TO THE EFFECTIVE TIME."


         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Restated Certificate of Incorporation to be executed by Samuel Smookler, its Chief Executive Officer, this _____ day of _______________, 20__.

                                                P-COM, INC.

                                                By:
                                                  -----------------------------
                                                  Samuel Smookler
                                                  Chief Executive Officer

                                                                    ANNEX B
                                                                   (1-FOR-13)

                            CERTIFICATE OF AMENDMENT
                    OF RESTATED CERTIFICATE OF INCORPORATION
                                 OF P-COM, INC.

                         (Pursuant to Section 242 of the
                        Delaware General Corporation Law)

         P-COM, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, by its duly authorized officers, does hereby certify:

         FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation's Restated Certificate of Incorporation to combine each thirteen (13) outstanding shares of the Corporation's Common Stock, par value $0.0001 per share, into one
(1) share of Common Stock, par value $0.0001 per share; and (ii) declaring such amendment to be advisable and recommended for approval by the Stockholders of the Corporation.

         SECOND: That, thereafter, the Stockholders of said Corporation approved the amendment by written consent of the outstanding shares in accordance with
Section 228 of the Delaware General Corporation Law.

         THIRD: That the amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law by the Board of Directors and Stockholders of the Corporation.

         FOURTH: That the capital of the Corporation shall not be reduced under or by reason of said amendment.

         FIFTH: That upon the effectiveness of this Certificate of Amendment of the Restated Certificate of Incorporation, the first paragraph of Article IV of the Restated Certificate of Incorporation is hereby amended such that, as amended, said paragraph shall read in its entirety as follows:


         "THIS CORPORATION IS AUTHORIZED TO ISSUE TWO (2) CLASSES OF STOCK, TO BE DESIGNATED, RESPECTIVELY, "COMMON STOCK" AND "PREFERRED STOCK." THE TOTAL NUMBER OF SHARES THAT THIS CORPORATION IS AUTHORIZED TO ISSUE IS 55,846,154 SHARES. 53,846,154 SHARES SHALL BE COMMON STOCK, PAR VALUE $.0001 PER SHARE, AND 2,000,000 SHARES SHALL BE PREFERRED STOCK, PAR VALUE $.0001 PER SHARE. UPON THIS AMENDMENT OF THIS ARTICLE IV (THE "EFFECTIVE TIME"), EACH 13 SHARES OF THE COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION ISSUED AND OUTSTANDING OR HELD IN TREASURY SHALL BE COMBINED INTO ONE (1) SHARE OF COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION, WITHOUT ANY ACTION BY THE HOLDERS THEREOF. EACH STOCKHOLDER WHO, IMMEDIATELY PRIOR TO THE EFFECTIVE TIME, OWNS A NUMBER OF SHARES OF COMMON STOCK WHICH IS NOT EVENLY DIVISIBLE BY 13 SHALL, WITH RESPECT TO SUCH FRACTIONAL INTEREST, BE ENTITLED TO RECEIVE FROM THE CORPORATION CASH IN AN AMOUNT EQUAL TO SUCH FRACTIONAL INTEREST MULTIPLIED BY THE SALE PRICE OF THE COMMON STOCK LAST REPORTED IMMEDIATELY PRIOR TO THE EFFECTIVE TIME."


         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Restated Certificate of Incorporation to be executed by Samuel Smookler, its Chief Executive Officer, this _____ day of _______________, 20__.

                                                P-COM, INC.

                                                By:
                                                  -----------------------------
                                                  Samuel Smookler
                                                  Chief Executive Officer

                                                                      ANNEX B
                                                                     (1-FOR-14)

                            CERTIFICATE OF AMENDMENT
                    OF RESTATED CERTIFICATE OF INCORPORATION
                                 OF P-COM, INC.

                         (Pursuant to Section 242 of the
                        Delaware General Corporation Law)

         P-COM, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, by its duly authorized officers, does hereby certify:

         FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation's Restated Certificate of Incorporation to combine each fourteen (14) outstanding shares of the Corporation's Common Stock, par value $0.0001 per share, into one
(1) share of Common Stock, par value $0.0001 per share; and (ii) declaring such amendment to be advisable and recommended for approval by the Stockholders of the Corporation.

         SECOND: That, thereafter, the Stockholders of said Corporation approved the amendment by written consent of the outstanding shares in accordance with
Section 228 of the Delaware General Corporation Law.

         THIRD: That the amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law by the Board of Directors and Stockholders of the Corporation.

         FOURTH: That the capital of the Corporation shall not be reduced under or by reason of said amendment.

         FIFTH: That upon the effectiveness of this Certificate of Amendment of the Restated Certificate of Incorporation, the first paragraph of Article IV of the Restated Certificate of Incorporation is hereby amended such that, as amended, said paragraph shall read in its entirety as follows:


         "THIS CORPORATION IS AUTHORIZED TO ISSUE TWO (2) CLASSES OF STOCK, TO BE DESIGNATED, RESPECTIVELY, "COMMON STOCK" AND "PREFERRED STOCK." THE TOTAL NUMBER OF SHARES THAT THIS CORPORATION IS AUTHORIZED TO ISSUE IS 52,000,000 SHARES. 50,000,000 SHARES SHALL BE COMMON STOCK, PAR VALUE $.0001 PER SHARE, AND 2,000,000 SHARES SHALL BE PREFERRED STOCK, PAR VALUE $.0001 PER SHARE. UPON THIS AMENDMENT OF THIS ARTICLE IV (THE "EFFECTIVE TIME"), EACH 14 SHARES OF THE COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION ISSUED AND OUTSTANDING OR HELD IN TREASURY SHALL BE COMBINED INTO ONE (1) SHARE OF COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION, WITHOUT ANY ACTION BY THE HOLDERS THEREOF. EACH STOCKHOLDER WHO, IMMEDIATELY PRIOR TO THE EFFECTIVE TIME, OWNS A NUMBER OF SHARES OF COMMON STOCK WHICH IS NOT EVENLY DIVISIBLE BY 14 SHALL, WITH RESPECT TO SUCH FRACTIONAL INTEREST, BE ENTITLED TO RECEIVE FROM THE CORPORATION CASH IN AN AMOUNT EQUAL TO SUCH FRACTIONAL INTEREST MULTIPLIED BY THE SALE PRICE OF THE COMMON STOCK LAST REPORTED IMMEDIATELY PRIOR TO THE EFFECTIVE TIME."


         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Restated Certificate of Incorporation to be executed by Samuel Smookler, its Chief Executive Officer, this _____ day of _______________, 20__.

                                                P-COM, INC.

                                                By:
                                                  -----------------------------
                                                  Samuel Smookler
                                                  Chief Executive Officer

                                                                   ANNEX B
                                                                 (1-FOR-15)

                            CERTIFICATE OF AMENDMENT
                    OF RESTATED CERTIFICATE OF INCORPORATION
                                 OF P-COM, INC.

                         (Pursuant to Section 242 of the
                        Delaware General Corporation Law)

         P-COM, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, by its duly authorized officers, does hereby certify:

         FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation's Restated Certificate of Incorporation to combine each fifteen (15) outstanding shares of the Corporation's Common Stock, par value $0.0001 per share, into one
(1) share of Common Stock, par value $0.0001 per share; and (ii) declaring such amendment to be advisable and recommended for approval by the Stockholders of the Corporation.

         SECOND: That, thereafter, the Stockholders of said Corporation approved the amendment by written consent of the outstanding shares in accordance with
Section 228 of the Delaware General Corporation Law.

         THIRD: That the amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law by the Board of Directors and Stockholders of the Corporation.

         FOURTH: That the capital of the Corporation shall not be reduced under or by reason of said amendment.

         FIFTH: That upon the effectiveness of this Certificate of Amendment of the Restated Certificate of Incorporation, the first paragraph of Article IV of the Restated Certificate of Incorporation is hereby amended such that, as amended, said paragraph shall read in its entirety as follows:


         "THIS CORPORATION IS AUTHORIZED TO ISSUE TWO (2) CLASSES OF STOCK, TO BE DESIGNATED, RESPECTIVELY, "COMMON STOCK" AND "PREFERRED STOCK." THE TOTAL NUMBER OF SHARES THAT THIS CORPORATION IS AUTHORIZED TO ISSUE IS 48,666,667 SHARES. 46,666,667 SHARES SHALL BE COMMON STOCK, PAR VALUE $.0001 PER SHARE, AND 2,000,000 SHARES SHALL BE PREFERRED STOCK, PAR VALUE $.0001 PER SHARE. UPON THIS AMENDMENT OF THIS ARTICLE IV (THE "EFFECTIVE TIME"), EACH 15 SHARES OF THE COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION ISSUED AND OUTSTANDING OR HELD IN TREASURY SHALL BE COMBINED INTO ONE (1) SHARE OF COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION, WITHOUT ANY ACTION BY THE HOLDERS THEREOF. EACH STOCKHOLDER WHO, IMMEDIATELY PRIOR TO THE EFFECTIVE TIME, OWNS A NUMBER OF SHARES OF COMMON STOCK WHICH IS NOT EVENLY DIVISIBLE BY 15 SHALL, WITH RESPECT TO SUCH FRACTIONAL INTEREST, BE ENTITLED TO RECEIVE FROM THE CORPORATION CASH IN AN AMOUNT EQUAL TO SUCH FRACTIONAL INTEREST MULTIPLIED BY THE SALE PRICE OF THE COMMON STOCK LAST REPORTED IMMEDIATELY PRIOR TO THE EFFECTIVE TIME."


         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Restated Certificate of Incorporation to be executed by Samuel Smookler, its Chief Executive Officer, this _____ day of _______________, 20__.

                                                P-COM, INC.

                                                By:
                                                  -----------------------------
                                                  Samuel Smookler
                                                  Chief Executive Officer

                                                                    ANNEX B
                                                                  (1-FOR-16)

                            CERTIFICATE OF AMENDMENT
                    OF RESTATED CERTIFICATE OF INCORPORATION
                                 OF P-COM, INC.

                         (Pursuant to Section 242 of the
                        Delaware General Corporation Law)

         P-COM, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, by its duly authorized officers, does hereby certify:

         FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation's Restated Certificate of Incorporation to combine each sixteen (16) outstanding shares of the Corporation's Common Stock, par value $0.0001 per share, into one
(1) share of Common Stock, par value $0.0001 per share; and (ii) declaring such amendment to be advisable and recommended for approval by the Stockholders of the Corporation.

         SECOND: That, thereafter, the Stockholders of said Corporation approved the amendment by written consent of the outstanding shares in accordance with
Section 228 of the Delaware General Corporation Law.

         THIRD: That the amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law by the Board of Directors and Stockholders of the Corporation.

         FOURTH: That the capital of the Corporation shall not be reduced under or by reason of said amendment.

         FIFTH: That upon the effectiveness of this Certificate of Amendment of the Restated Certificate of Incorporation, the first paragraph of Article IV of the Restated Certificate of Incorporation is hereby amended such that, as amended, said paragraph shall read in its entirety as follows:


         "THIS CORPORATION IS AUTHORIZED TO ISSUE TWO (2) CLASSES OF STOCK, TO BE DESIGNATED, RESPECTIVELY, "COMMON STOCK" AND "PREFERRED STOCK." THE TOTAL NUMBER OF SHARES THAT THIS CORPORATION IS AUTHORIZED TO ISSUE IS 45,750,000 SHARES. 43,750,000 SHARES SHALL BE COMMON STOCK, PAR VALUE $.0001 PER SHARE, AND 2,000,000 SHARES SHALL BE PREFERRED STOCK, PAR VALUE $.0001 PER SHARE. UPON THIS AMENDMENT OF THIS ARTICLE IV (THE "EFFECTIVE TIME"), EACH 16 SHARES OF THE COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION ISSUED AND OUTSTANDING OR HELD IN TREASURY SHALL BE COMBINED INTO ONE (1) SHARE OF COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION, WITHOUT ANY ACTION BY THE HOLDERS THEREOF. EACH STOCKHOLDER WHO, IMMEDIATELY PRIOR TO THE EFFECTIVE TIME, OWNS A NUMBER OF SHARES OF COMMON STOCK WHICH IS NOT EVENLY DIVISIBLE BY 16 SHALL, WITH RESPECT TO SUCH FRACTIONAL INTEREST, BE ENTITLED TO RECEIVE FROM THE CORPORATION CASH IN AN AMOUNT EQUAL TO SUCH FRACTIONAL INTEREST MULTIPLIED BY THE SALE PRICE OF THE COMMON STOCK LAST REPORTED IMMEDIATELY PRIOR TO THE EFFECTIVE TIME."


         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Restated Certificate of Incorporation to be executed by Samuel Smookler, its Chief Executive Officer, this _____ day of _______________, 20__.

                                                P-COM, INC.

                                                By:
                                                  -----------------------------
                                                  Samuel Smookler
                                                  Chief Executive Officer

                                                                    ANNEX B
                                                                  (1-FOR-17)

                            CERTIFICATE OF AMENDMENT
                    OF RESTATED CERTIFICATE OF INCORPORATION
                                 OF P-COM, INC.

                         (Pursuant to Section 242 of the
                        Delaware General Corporation Law)

         P-COM, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, by its duly authorized officers, does hereby certify:

         FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation's Restated Certificate of Incorporation to combine each seventeen (17) outstanding shares of the Corporation's Common Stock, par value $0.0001 per share, into one
(1) share of Common Stock, par value $0.0001 per share; and (ii) declaring such amendment to be advisable and recommended for approval by the Stockholders of the Corporation.

         SECOND: That, thereafter, the Stockholders of said Corporation approved the amendment by written consent of the outstanding shares in accordance with
Section 228 of the Delaware General Corporation Law.

         THIRD: That the amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law by the Board of Directors and Stockholders of the Corporation.

         FOURTH: That the capital of the Corporation shall not be reduced under or by reason of said amendment.

         FIFTH: That upon the effectiveness of this Certificate of Amendment of the Restated Certificate of Incorporation, the first paragraph of Article IV of the Restated Certificate of Incorporation is hereby amended such that, as amended, said paragraph shall read in its entirety as follows:


         "THIS CORPORATION IS AUTHORIZED TO ISSUE TWO (2) CLASSES OF STOCK, TO BE DESIGNATED, RESPECTIVELY, "COMMON STOCK" AND "PREFERRED STOCK." THE TOTAL NUMBER OF SHARES THAT THIS CORPORATION IS AUTHORIZED TO ISSUE IS 43,176,471 SHARES. 41,176,471 SHARES SHALL BE COMMON STOCK, PAR VALUE $.0001 PER SHARE, AND 2,000,000 SHARES SHALL BE PREFERRED STOCK, PAR VALUE $.0001 PER SHARE. UPON THIS AMENDMENT OF THIS ARTICLE IV (THE "EFFECTIVE TIME"), EACH 17 SHARES OF THE COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION ISSUED AND OUTSTANDING OR HELD IN TREASURY SHALL BE COMBINED INTO ONE (1) SHARE OF COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION, WITHOUT ANY ACTION BY THE HOLDERS THEREOF. EACH STOCKHOLDER WHO, IMMEDIATELY PRIOR TO THE EFFECTIVE TIME, OWNS A NUMBER OF SHARES OF COMMON STOCK WHICH IS NOT EVENLY DIVISIBLE BY 17 SHALL, WITH RESPECT TO SUCH FRACTIONAL INTEREST, BE ENTITLED TO RECEIVE FROM THE CORPORATION CASH IN AN AMOUNT EQUAL TO SUCH FRACTIONAL INTEREST MULTIPLIED BY THE SALE PRICE OF THE COMMON STOCK LAST REPORTED IMMEDIATELY PRIOR TO THE EFFECTIVE TIME."


         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Restated Certificate of Incorporation to be executed by Samuel Smookler, its Chief Executive Officer, this _____ day of _______________, 20__.

                                                P-COM, INC.

                                                By:
                                                  -----------------------------
                                                  Samuel Smookler
                                                  Chief Executive Officer

                                                                    ANNEX B
                                                                  (1-FOR-18)

                            CERTIFICATE OF AMENDMENT
                    OF RESTATED CERTIFICATE OF INCORPORATION
                                 OF P-COM, INC.

                         (Pursuant to Section 242 of the
                        Delaware General Corporation Law)

         P-COM, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, by its duly authorized officers, does hereby certify:

         FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation's Restated Certificate of Incorporation to combine each eighteen (18) outstanding shares of the Corporation's Common Stock, par value $0.0001 per share, into one
(1) share of Common Stock, par value $0.0001 per share; and (ii) declaring such amendment to be advisable and recommended for approval by the Stockholders of the Corporation.

         SECOND: That, thereafter, the Stockholders of said Corporation approved the amendment by written consent of the outstanding shares in accordance with
Section 228 of the Delaware General Corporation Law.

         THIRD: That the amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law by the Board of Directors and Stockholders of the Corporation.

         FOURTH: That the capital of the Corporation shall not be reduced under or by reason of said amendment.

         FIFTH: That upon the effectiveness of this Certificate of Amendment of the Restated Certificate of Incorporation, the first paragraph of Article IV of the Restated Certificate of Incorporation is hereby amended such that, as amended, said paragraph shall read in its entirety as follows:


         "THIS CORPORATION IS AUTHORIZED TO ISSUE TWO (2) CLASSES OF STOCK, TO BE DESIGNATED, RESPECTIVELY, "COMMON STOCK" AND "PREFERRED STOCK." THE TOTAL NUMBER OF SHARES THAT THIS CORPORATION IS AUTHORIZED TO ISSUE IS 40,888,889 SHARES. 38,888,889 SHARES SHALL BE COMMON STOCK, PAR VALUE $.0001 PER SHARE, AND 2,000,000 SHARES SHALL BE PREFERRED STOCK, PAR VALUE $.0001 PER SHARE. UPON THIS AMENDMENT OF THIS ARTICLE IV (THE "EFFECTIVE TIME"), EACH 18 SHARES OF THE COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION ISSUED AND OUTSTANDING OR HELD IN TREASURY SHALL BE COMBINED INTO ONE (1) SHARE OF COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION, WITHOUT ANY ACTION BY THE HOLDERS THEREOF. EACH STOCKHOLDER WHO, IMMEDIATELY PRIOR TO THE EFFECTIVE TIME, OWNS A NUMBER OF SHARES OF COMMON STOCK WHICH IS NOT EVENLY DIVISIBLE BY 18 SHALL, WITH RESPECT TO SUCH FRACTIONAL INTEREST, BE ENTITLED TO RECEIVE FROM THE CORPORATION CASH IN AN AMOUNT EQUAL TO SUCH FRACTIONAL INTEREST MULTIPLIED BY THE SALE PRICE OF THE COMMON STOCK LAST REPORTED IMMEDIATELY PRIOR TO THE EFFECTIVE TIME."


         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Restated Certificate of Incorporation to be executed by Samuel Smookler, its Chief Executive Officer, this _____ day of _______________, 20__.

                                                P-COM, INC.

                                                By:
                                                  -----------------------------
                                                  Samuel Smookler
                                                  Chief Executive Officer

                                                                   ANNEX B
                                                                  (1-FOR-19)

                            CERTIFICATE OF AMENDMENT
                    OF RESTATED CERTIFICATE OF INCORPORATION
                                 OF P-COM, INC.

                         (Pursuant to Section 242 of the
                        Delaware General Corporation Law)

         P-COM, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, by its duly authorized officers, does hereby certify:

         FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation's Restated Certificate of Incorporation to combine each nineteen (19) outstanding shares of the Corporation's Common Stock, par value $0.0001 per share, into one
(1) share of Common Stock, par value $0.0001 per share; and (ii) declaring such amendment to be advisable and recommended for approval by the Stockholders of the Corporation.

         SECOND: That, thereafter, the Stockholders of said Corporation approved the amendment by written consent of the outstanding shares in accordance with
Section 228 of the Delaware General Corporation Law.

         THIRD: That the amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law by the Board of Directors and Stockholders of the Corporation.

         FOURTH: That the capital of the Corporation shall not be reduced under or by reason of said amendment.

         FIFTH: That upon the effectiveness of this Certificate of Amendment of the Restated Certificate of Incorporation, the first paragraph of Article IV of the Restated Certificate of Incorporation is hereby amended such that, as amended, said paragraph shall read in its entirety as follows:


         "THIS CORPORATION IS AUTHORIZED TO ISSUE TWO (2) CLASSES OF STOCK, TO BE DESIGNATED, RESPECTIVELY, "COMMON STOCK" AND "PREFERRED STOCK." THE TOTAL NUMBER OF SHARES THAT THIS CORPORATION IS AUTHORIZED TO ISSUE IS 38,842,105 SHARES. 36,842,105 SHARES SHALL BE COMMON STOCK, PAR VALUE $.0001 PER SHARE, AND 2,000,000 SHARES SHALL BE PREFERRED STOCK, PAR VALUE $.0001 PER SHARE. UPON THIS AMENDMENT OF THIS ARTICLE IV (THE "EFFECTIVE TIME"), EACH 19 SHARES OF THE COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION ISSUED AND OUTSTANDING OR HELD IN TREASURY SHALL BE COMBINED INTO ONE (1) SHARE OF COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION, WITHOUT ANY ACTION BY THE HOLDERS THEREOF. EACH STOCKHOLDER WHO, IMMEDIATELY PRIOR TO THE EFFECTIVE TIME, OWNS A NUMBER OF SHARES OF COMMON STOCK WHICH IS NOT EVENLY DIVISIBLE BY 19 SHALL, WITH RESPECT TO SUCH FRACTIONAL INTEREST, BE ENTITLED TO RECEIVE FROM THE CORPORATION CASH IN AN AMOUNT EQUAL TO SUCH FRACTIONAL INTEREST MULTIPLIED BY THE SALE PRICE OF THE COMMON STOCK LAST REPORTED IMMEDIATELY PRIOR TO THE EFFECTIVE TIME."


         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Restated Certificate of Incorporation to be executed by Samuel Smookler, its Chief Executive Officer, this _____ day of _______________, 20__.

                                                P-COM, INC.

                                                By:
                                                  -----------------------------
                                                  Samuel Smookler
                                                  Chief Executive Officer

                                                                 ANNEX B
                                                                (1-FOR-20)

                            CERTIFICATE OF AMENDMENT
                    OF RESTATED CERTIFICATE OF INCORPORATION
                                 OF P-COM, INC.

                         (Pursuant to Section 242 of the
                        Delaware General Corporation Law)

         P-COM, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, by its duly authorized officers, does hereby certify:

         FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation's Restated Certificate of Incorporation to combine each twenty (20) outstanding shares of the Corporation's Common Stock, par value $0.0001 per share, into one
(1) share of Common Stock, par value $0.0001 per share; and (ii) declaring such amendment to be advisable and recommended for approval by the Stockholders of the Corporation.

         SECOND: That, thereafter, the Stockholders of said Corporation approved the amendment by written consent of the outstanding shares in accordance with
Section 228 of the Delaware General Corporation Law.

         THIRD: That the amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law by the Board of Directors and Stockholders of the Corporation.

         FOURTH: That the capital of the Corporation shall not be reduced under or by reason of said amendment.

         FIFTH: That upon the effectiveness of this Certificate of Amendment of the Restated Certificate of Incorporation, the first paragraph of Article IV of the Restated Certificate of Incorporation is hereby amended such that, as amended, said paragraph shall read in its entirety as follows:


         "THIS CORPORATION IS AUTHORIZED TO ISSUE TWO (2) CLASSES OF STOCK, TO BE DESIGNATED, RESPECTIVELY, "COMMON STOCK" AND "PREFERRED STOCK." THE TOTAL NUMBER OF SHARES THAT THIS CORPORATION IS AUTHORIZED TO ISSUE IS 37,000,000 SHARES. 35,000,000 SHARES SHALL BE COMMON STOCK, PAR VALUE $.0001 PER SHARE, AND 2,000,000 SHARES SHALL BE PREFERRED STOCK, PAR VALUE $.0001 PER SHARE. UPON THIS AMENDMENT OF THIS ARTICLE IV (THE "EFFECTIVE TIME"), EACH 20 SHARES OF THE COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION ISSUED AND OUTSTANDING OR HELD IN TREASURY SHALL BE COMBINED INTO ONE (1) SHARE OF COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION, WITHOUT ANY ACTION BY THE HOLDERS THEREOF. EACH STOCKHOLDER WHO, IMMEDIATELY PRIOR TO THE EFFECTIVE TIME, OWNS A NUMBER OF SHARES OF COMMON STOCK WHICH IS NOT EVENLY DIVISIBLE BY 20 SHALL, WITH RESPECT TO SUCH FRACTIONAL INTEREST, BE ENTITLED TO RECEIVE FROM THE CORPORATION CASH IN AN AMOUNT EQUAL TO SUCH FRACTIONAL INTEREST MULTIPLIED BY THE SALE PRICE OF THE COMMON STOCK LAST REPORTED IMMEDIATELY PRIOR TO THE EFFECTIVE TIME."


         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Restated Certificate of Incorporation to be executed by Samuel Smookler, its Chief Executive Officer, this _____ day of _______________, 20__.

                                                P-COM, INC.

                                                By:
                                                  -----------------------------
                                                  Samuel Smookler
                                                  Chief Executive Officer

                                                                    ANNEX B
                                                                   (1-FOR-21)

                            CERTIFICATE OF AMENDMENT
                    OF RESTATED CERTIFICATE OF INCORPORATION
                                 OF P-COM, INC.

                         (Pursuant to Section 242 of the
                        Delaware General Corporation Law)

         P-COM, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, by its duly authorized officers, does hereby certify:

         FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation's Restated Certificate of Incorporation to combine each twenty-one (21) outstanding shares of the Corporation's Common Stock, par value $0.0001 per share, into one (1) share of Common Stock, par value $0.0001 per share; and (ii) declaring such amendment to be advisable and recommended for approval by the Stockholders of the Corporation.

         SECOND: That, thereafter, the Stockholders of said Corporation approved the amendment by written consent of the outstanding shares in accordance with
Section 228 of the Delaware General Corporation Law.

         THIRD: That the amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law by the Board of Directors and Stockholders of the Corporation.

         FOURTH: That the capital of the Corporation shall not be reduced under or by reason of said amendment.

         FIFTH: That upon the effectiveness of this Certificate of Amendment of the Restated Certificate of Incorporation, the first paragraph of Article IV of the Restated Certificate of Incorporation is hereby amended such that, as amended, said paragraph shall read in its entirety as follows:

         "THIS CORPORATION IS AUTHORIZED TO ISSUE TWO (2) CLASSES OF STOCK, TO BE DESIGNATED, RESPECTIVELY, "COMMON STOCK" AND "PREFERRED STOCK." THE TOTAL NUMBER OF SHARES THAT THIS CORPORATION IS AUTHORIZED TO ISSUE IS 35,333,333 SHARES. 33,333,333 SHARES SHALL BE COMMON STOCK, PAR VALUE $.0001 PER SHARE, AND 2,000,000 SHARES SHALL BE PREFERRED STOCK, PAR VALUE $.0001 PER SHARE. UPON THIS AMENDMENT OF THIS ARTICLE IV (THE "EFFECTIVE TIME"), EACH 21 SHARES OF THE COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION ISSUED AND OUTSTANDING OR HELD IN TREASURY SHALL BE COMBINED INTO ONE (1) SHARE OF COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION, WITHOUT ANY ACTION BY THE HOLDERS THEREOF. EACH STOCKHOLDER WHO, IMMEDIATELY PRIOR TO THE EFFECTIVE TIME, OWNS A NUMBER OF SHARES OF COMMON STOCK WHICH IS NOT EVENLY DIVISIBLE BY 21 SHALL, WITH RESPECT TO SUCH FRACTIONAL INTEREST, BE ENTITLED TO RECEIVE FROM THE CORPORATION CASH IN AN AMOUNT EQUAL TO SUCH FRACTIONAL INTEREST MULTIPLIED BY THE SALE PRICE OF THE COMMON STOCK LAST REPORTED IMMEDIATELY PRIOR TO THE EFFECTIVE TIME."

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Restated Certificate of Incorporation to be executed by Samuel Smookler, its Chief Executive Officer, this _____ day of _______________, 20__.

                                                P-COM, INC.

                                                By:
                                                  -----------------------------
                                                  Samuel Smookler
                                                  Chief Executive Officer

                                                                      ANNEX B
                                                                     (1-FOR-22)

                            CERTIFICATE OF AMENDMENT
                    OF RESTATED CERTIFICATE OF INCORPORATION
                                 OF P-COM, INC.

                         (Pursuant to Section 242 of the
                        Delaware General Corporation Law)

         P-COM, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, by its duly authorized officers, does hereby certify:

         FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation's Restated Certificate of Incorporation to combine each twenty-two (22) outstanding shares of the Corporation's Common Stock, par value $0.0001 per share, into one (1) share of Common Stock, par value $0.0001 per share; and (ii) declaring such amendment to be advisable and recommended for approval by the Stockholders of the Corporation.

         SECOND: That, thereafter, the Stockholders of said Corporation approved the amendment by written consent of the outstanding shares in accordance with
Section 228 of the Delaware General Corporation Law.

         THIRD: That the amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law by the Board of Directors and Stockholders of the Corporation.

         FOURTH: That the capital of the Corporation shall not be reduced under or by reason of said amendment.

         FIFTH: That upon the effectiveness of this Certificate of Amendment of the Restated Certificate of Incorporation, the first paragraph of Article IV of the Restated Certificate of Incorporation is hereby amended such that, as amended, said paragraph shall read in its entirety as follows:

         "THIS CORPORATION IS AUTHORIZED TO ISSUE TWO (2) CLASSES OF STOCK, TO BE DESIGNATED, RESPECTIVELY, "COMMON STOCK" AND "PREFERRED STOCK." THE TOTAL NUMBER OF SHARES THAT THIS CORPORATION IS AUTHORIZED TO ISSUE IS 33,818,182 SHARES. 31,818,182 SHARES SHALL BE COMMON STOCK, PAR VALUE $.0001 PER SHARE, AND 2,000,000 SHARES SHALL BE PREFERRED STOCK, PAR VALUE $.0001 PER SHARE. UPON THIS AMENDMENT OF THIS ARTICLE IV (THE "EFFECTIVE TIME"), EACH 22 SHARES OF THE COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION ISSUED AND OUTSTANDING OR HELD IN TREASURY SHALL BE COMBINED INTO ONE (1) SHARE OF COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION, WITHOUT ANY ACTION BY THE HOLDERS THEREOF. EACH STOCKHOLDER WHO, IMMEDIATELY PRIOR TO THE EFFECTIVE TIME, OWNS A NUMBER OF SHARES OF COMMON STOCK WHICH IS NOT EVENLY DIVISIBLE BY 22 SHALL, WITH RESPECT TO SUCH FRACTIONAL INTEREST, BE ENTITLED TO RECEIVE FROM THE CORPORATION CASH IN AN AMOUNT EQUAL TO SUCH FRACTIONAL INTEREST MULTIPLIED BY THE SALE PRICE OF THE COMMON STOCK LAST REPORTED IMMEDIATELY PRIOR TO THE EFFECTIVE TIME."

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Restated Certificate of Incorporation to be executed by Samuel Smookler, its Chief Executive Officer, this _____ day of _______________, 20__.

                                                P-COM, INC.

                                                By:
                                                  -----------------------------
                                                  Samuel Smookler
                                                  Chief Executive Officer

                                                                      ANNEX B
                                                                     (1-FOR-23)

                            CERTIFICATE OF AMENDMENT
                    OF RESTATED CERTIFICATE OF INCORPORATION
                                 OF P-COM, INC.

                         (Pursuant to Section 242 of the
                        Delaware General Corporation Law)

         P-COM, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, by its duly authorized officers, does hereby certify:

         FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation's Restated Certificate of Incorporation to combine each twenty-three (23) outstanding shares of the Corporation's Common Stock, par value $0.0001 per share, into one (1) share of Common Stock, par value $0.0001 per share; and (ii) declaring such amendment to be advisable and recommended for approval by the Stockholders of the Corporation.

         SECOND: That, thereafter, the Stockholders of said Corporation approved the amendment by written consent of the outstanding shares in accordance with
Section 228 of the Delaware General Corporation Law.

         THIRD: That the amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law by the Board of Directors and Stockholders of the Corporation.

         FOURTH: That the capital of the Corporation shall not be reduced under or by reason of said amendment.

         FIFTH: That upon the effectiveness of this Certificate of Amendment of the Restated Certificate of Incorporation, the first paragraph of Article IV of the Restated Certificate of Incorporation is hereby amended such that, as amended, said paragraph shall read in its entirety as follows:

         "THIS CORPORATION IS AUTHORIZED TO ISSUE TWO (2) CLASSES OF STOCK, TO BE DESIGNATED, RESPECTIVELY, "COMMON STOCK" AND "PREFERRED STOCK." THE TOTAL NUMBER OF SHARES THAT THIS CORPORATION IS AUTHORIZED TO ISSUE IS 32,434,783 SHARES. 30,434,783 SHARES SHALL BE COMMON STOCK, PAR VALUE $.0001 PER SHARE, AND 2,000,000 SHARES SHALL BE PREFERRED STOCK, PAR VALUE $.0001 PER SHARE. UPON THIS AMENDMENT OF THIS ARTICLE IV (THE "EFFECTIVE TIME"), EACH 23 SHARES OF THE COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION ISSUED AND OUTSTANDING OR HELD IN TREASURY SHALL BE COMBINED INTO ONE (1) SHARE OF COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION, WITHOUT ANY ACTION BY THE HOLDERS THEREOF. EACH STOCKHOLDER WHO, IMMEDIATELY PRIOR TO THE EFFECTIVE TIME, OWNS A NUMBER OF SHARES OF COMMON STOCK WHICH IS NOT EVENLY DIVISIBLE BY 23 SHALL, WITH RESPECT TO SUCH FRACTIONAL INTEREST, BE ENTITLED TO RECEIVE FROM THE CORPORATION CASH IN AN AMOUNT EQUAL TO SUCH FRACTIONAL INTEREST MULTIPLIED BY THE SALE PRICE OF THE COMMON STOCK LAST REPORTED IMMEDIATELY PRIOR TO THE EFFECTIVE TIME."

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Restated Certificate of Incorporation to be executed by Samuel Smookler, its Chief Executive Officer, this _____ day of _______________, 20__.

                                                P-COM, INC.

                                                By:
                                                  -----------------------------
                                                  Samuel Smookler
                                                  Chief Executive Officer

                                                                      ANNEX B
                                                                    (1-FOR-24)

                            CERTIFICATE OF AMENDMENT
                    OF RESTATED CERTIFICATE OF INCORPORATION
                                 OF P-COM, INC.

                         (Pursuant to Section 242 of the
                        Delaware General Corporation Law)

         P-COM, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, by its duly authorized officers, does hereby certify:

         FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation's Restated Certificate of Incorporation to combine each twenty-four (24) outstanding shares of the Corporation's Common Stock, par value $0.0001 per share, into one (1) share of Common Stock, par value $0.0001 per share; and (ii) declaring such amendment to be advisable and recommended for approval by the Stockholders of the Corporation.

         SECOND: That, thereafter, the Stockholders of said Corporation approved the amendment by written consent of the outstanding shares in accordance with
Section 228 of the Delaware General Corporation Law.

         THIRD: That the amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law by the Board of Directors and Stockholders of the Corporation.

         FOURTH: That the capital of the Corporation shall not be reduced under or by reason of said amendment.

         FIFTH: That upon the effectiveness of this Certificate of Amendment of the Restated Certificate of Incorporation, the first paragraph of Article IV of the Restated Certificate of Incorporation is hereby amended such that, as amended, said paragraph shall read in its entirety as follows:

         "THIS CORPORATION IS AUTHORIZED TO ISSUE TWO (2) CLASSES OF STOCK, TO BE DESIGNATED, RESPECTIVELY, "COMMON STOCK" AND "PREFERRED STOCK." THE TOTAL NUMBER OF SHARES THAT THIS CORPORATION IS AUTHORIZED TO ISSUE IS 31,166,667 SHARES. 29,166,667 SHARES SHALL BE COMMON STOCK, PAR VALUE $.0001 PER SHARE, AND 2,000,000 SHARES SHALL BE PREFERRED STOCK, PAR VALUE $.0001 PER SHARE. UPON THIS AMENDMENT OF THIS ARTICLE IV (THE "EFFECTIVE TIME"), EACH 24 SHARES OF THE COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION ISSUED AND OUTSTANDING OR HELD IN TREASURY SHALL BE COMBINED INTO ONE (1) SHARE OF COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION, WITHOUT ANY ACTION BY THE HOLDERS THEREOF. EACH STOCKHOLDER WHO, IMMEDIATELY PRIOR TO THE EFFECTIVE TIME, OWNS A NUMBER OF SHARES OF COMMON STOCK WHICH IS NOT EVENLY DIVISIBLE BY 24 SHALL, WITH RESPECT TO SUCH FRACTIONAL INTEREST, BE ENTITLED TO RECEIVE FROM THE CORPORATION CASH IN AN AMOUNT EQUAL TO SUCH FRACTIONAL INTEREST MULTIPLIED BY THE SALE PRICE OF THE COMMON STOCK LAST REPORTED IMMEDIATELY PRIOR TO THE EFFECTIVE TIME."

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Restated Certificate of Incorporation to be executed by Samuel Smookler, its Chief Executive Officer, this _____ day of _______________, 20__.

                                                P-COM, INC.

                                                By:
                                                  -----------------------------
                                                  Samuel Smookler
                                                  Chief Executive Officer

                                                                      ANNEX B
                                                                    (1-FOR-25)

                            CERTIFICATE OF AMENDMENT
                    OF RESTATED CERTIFICATE OF INCORPORATION
                                 OF P-COM, INC.

                         (Pursuant to Section 242 of the
                        Delaware General Corporation Law)

         P-COM, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, by its duly authorized officers, does hereby certify:

         FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation's Restated Certificate of Incorporation to combine each twenty-five (25) outstanding shares of the Corporation's Common Stock, par value $0.0001 per share, into one (1) share of Common Stock, par value $0.0001 per share; and (ii) declaring such amendment to be advisable and recommended for approval by the Stockholders of the Corporation.

         SECOND: That, thereafter, the Stockholders of said Corporation approved the amendment by written consent of the outstanding shares in accordance with
Section 228 of the Delaware General Corporation Law.

         THIRD: That the amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law by the Board of Directors and Stockholders of the Corporation.

         FOURTH: That the capital of the Corporation shall not be reduced under or by reason of said amendment.

         FIFTH: That upon the effectiveness of this Certificate of Amendment of the Restated Certificate of Incorporation, the first paragraph of Article IV of the Restated Certificate of Incorporation is hereby amended such that, as amended, said paragraph shall read in its entirety as follows:

         "THIS CORPORATION IS AUTHORIZED TO ISSUE TWO (2) CLASSES OF STOCK, TO BE DESIGNATED, RESPECTIVELY, "COMMON STOCK" AND "PREFERRED STOCK." THE TOTAL NUMBER OF SHARES THAT THIS CORPORATION IS AUTHORIZED TO ISSUE IS 30,000,000 SHARES. 28,000,000 SHARES SHALL BE COMMON STOCK, PAR VALUE $.0001 PER SHARE, AND 2,000,000 SHARES SHALL BE PREFERRED STOCK, PAR VALUE $.0001 PER SHARE. UPON THIS AMENDMENT OF THIS ARTICLE IV (THE "EFFECTIVE TIME"), EACH 25 SHARES OF THE COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION ISSUED AND OUTSTANDING OR HELD IN TREASURY SHALL BE COMBINED INTO ONE (1) SHARE OF COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION, WITHOUT ANY ACTION BY THE HOLDERS THEREOF. EACH STOCKHOLDER WHO, IMMEDIATELY PRIOR TO THE EFFECTIVE TIME, OWNS A NUMBER OF SHARES OF COMMON STOCK WHICH IS NOT EVENLY DIVISIBLE BY 25 SHALL, WITH RESPECT TO SUCH FRACTIONAL INTEREST, BE ENTITLED TO RECEIVE FROM THE CORPORATION CASH IN AN AMOUNT EQUAL TO SUCH FRACTIONAL INTEREST MULTIPLIED BY THE SALE PRICE OF THE COMMON STOCK LAST REPORTED IMMEDIATELY PRIOR TO THE EFFECTIVE TIME."

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Restated Certificate of Incorporation to be executed by Samuel Smookler, its Chief Executive Officer, this _____ day of _______________, 20__.

                                                P-COM, INC.

                                                By:
                                                  -----------------------------
                                                  Samuel Smookler
                                                  Chief Executive Officer

                                                                     ANNEX B
                                                                   (1-FOR-26)

                            CERTIFICATE OF AMENDMENT
                    OF RESTATED CERTIFICATE OF INCORPORATION
                                 OF P-COM, INC.

                         (Pursuant to Section 242 of the
                        Delaware General Corporation Law)

         P-COM, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, by its duly authorized officers, does hereby certify:

         FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation's Restated Certificate of Incorporation to combine each twenty-six (26) outstanding shares of the Corporation's Common Stock, par value $0.0001 per share, into one (1) share of Common Stock, par value $0.0001 per share; and (ii) declaring such amendment to be advisable and recommended for approval by the Stockholders of the Corporation.

         SECOND: That, thereafter, the Stockholders of said Corporation approved the amendment by written consent of the outstanding shares in accordance with
Section 228 of the Delaware General Corporation Law.

         THIRD: That the amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law by the Board of Directors and Stockholders of the Corporation.

         FOURTH: That the capital of the Corporation shall not be reduced under or by reason of said amendment.

         FIFTH: That upon the effectiveness of this Certificate of Amendment of the Restated Certificate of Incorporation, the first paragraph of Article IV of the Restated Certificate of Incorporation is hereby amended such that, as amended, said paragraph shall read in its entirety as follows:

         "THIS CORPORATION IS AUTHORIZED TO ISSUE TWO (2) CLASSES OF STOCK, TO BE DESIGNATED, RESPECTIVELY, "COMMON STOCK" AND "PREFERRED STOCK." THE TOTAL NUMBER OF SHARES THAT THIS CORPORATION IS AUTHORIZED TO ISSUE IS 28,923,077 SHARES. 26,923,077 SHARES SHALL BE COMMON STOCK, PAR VALUE $.0001 PER SHARE, AND 2,000,000 SHARES SHALL BE PREFERRED STOCK, PAR VALUE $.0001 PER SHARE. UPON THIS AMENDMENT OF THIS ARTICLE IV (THE "EFFECTIVE TIME"), EACH 26 SHARES OF THE COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION ISSUED AND OUTSTANDING OR HELD IN TREASURY SHALL BE COMBINED INTO ONE (1) SHARE OF COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION, WITHOUT ANY ACTION BY THE HOLDERS THEREOF. EACH STOCKHOLDER WHO, IMMEDIATELY PRIOR TO THE EFFECTIVE TIME, OWNS A NUMBER OF SHARES OF COMMON STOCK WHICH IS NOT EVENLY DIVISIBLE BY 26 SHALL, WITH RESPECT TO SUCH FRACTIONAL INTEREST, BE ENTITLED TO RECEIVE FROM THE CORPORATION CASH IN AN AMOUNT EQUAL TO SUCH FRACTIONAL INTEREST MULTIPLIED BY THE SALE PRICE OF THE COMMON STOCK LAST REPORTED IMMEDIATELY PRIOR TO THE EFFECTIVE TIME."

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Restated Certificate of Incorporation to be executed by Samuel Smookler, its Chief Executive Officer, this _____ day of _______________, 20__.

                                                P-COM, INC.

                                                By:
                                                  -----------------------------
                                                  Samuel Smookler
                                                  Chief Executive Officer

                                                                     ANNEX B
                                                                   (1-FOR-27)

                            CERTIFICATE OF AMENDMENT
                    OF RESTATED CERTIFICATE OF INCORPORATION
                                 OF P-COM, INC.

                         (Pursuant to Section 242 of the
                        Delaware General Corporation Law)

         P-COM, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, by its duly authorized officers, does hereby certify:

         FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation's Restated Certificate of Incorporation to combine each twenty-seven (27) outstanding shares of the Corporation's Common Stock, par value $0.0001 per share, into one (1) share of Common Stock, par value $0.0001 per share; and (ii) declaring such amendment to be advisable and recommended for approval by the Stockholders of the Corporation.

         SECOND: That, thereafter, the Stockholders of said Corporation approved the amendment by written consent of the outstanding shares in accordance with
Section 228 of the Delaware General Corporation Law.

         THIRD: That the amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law by the Board of Directors and Stockholders of the Corporation.

         FOURTH: That the capital of the Corporation shall not be reduced under or by reason of said amendment.

         FIFTH: That upon the effectiveness of this Certificate of Amendment of the Restated Certificate of Incorporation, the first paragraph of Article IV of the Restated Certificate of Incorporation is hereby amended such that, as amended, said paragraph shall read in its entirety as follows:

         "THIS CORPORATION IS AUTHORIZED TO ISSUE TWO (2) CLASSES OF STOCK, TO BE DESIGNATED, RESPECTIVELY, "COMMON STOCK" AND "PREFERRED STOCK." THE TOTAL NUMBER OF SHARES THAT THIS CORPORATION IS AUTHORIZED TO ISSUE IS 27,925,926 SHARES. 25,925,926 SHARES SHALL BE COMMON STOCK, PAR VALUE $.0001 PER SHARE, AND 2,000,000 SHARES SHALL BE PREFERRED STOCK, PAR VALUE $.0001 PER SHARE. UPON THIS AMENDMENT OF THIS ARTICLE IV (THE "EFFECTIVE TIME"), EACH 27 SHARES OF THE COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION ISSUED AND OUTSTANDING OR HELD IN TREASURY SHALL BE COMBINED INTO ONE (1) SHARE OF COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION, WITHOUT ANY ACTION BY THE HOLDERS THEREOF. EACH STOCKHOLDER WHO, IMMEDIATELY PRIOR TO THE EFFECTIVE TIME, OWNS A NUMBER OF SHARES OF COMMON STOCK WHICH IS NOT EVENLY DIVISIBLE BY 27 SHALL, WITH RESPECT TO SUCH FRACTIONAL INTEREST, BE ENTITLED TO RECEIVE FROM THE CORPORATION CASH IN AN AMOUNT EQUAL TO SUCH FRACTIONAL INTEREST MULTIPLIED BY THE SALE PRICE OF THE COMMON STOCK LAST REPORTED IMMEDIATELY PRIOR TO THE EFFECTIVE TIME."

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Restated Certificate of Incorporation to be executed by Samuel Smookler, its Chief Executive Officer, this _____ day of _______________, 20__.

                                                P-COM, INC.

                                                By:
                                                  -----------------------------
                                                  Samuel Smookler
                                                  Chief Executive Officer

                                                                   ANNEX B
                                                                  (1-FOR-28)

                            CERTIFICATE OF AMENDMENT
                    OF RESTATED CERTIFICATE OF INCORPORATION
                                 OF P-COM, INC.

                         (Pursuant to Section 242 of the
                        Delaware General Corporation Law)

         P-COM, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, by its duly authorized officers, does hereby certify:

         FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation's Restated Certificate of Incorporation to combine each twenty-eight (28) outstanding shares of the Corporation's Common Stock, par value $0.0001 per share, into one (1) share of Common Stock, par value $0.0001 per share; and (ii) declaring such amendment to be advisable and recommended for approval by the Stockholders of the Corporation.

         SECOND: That, thereafter, the Stockholders of said Corporation approved the amendment by written consent of the outstanding shares in accordance with
Section 228 of the Delaware General Corporation Law.

         THIRD: That the amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law by the Board of Directors and Stockholders of the Corporation.

         FOURTH: That the capital of the Corporation shall not be reduced under or by reason of said amendment.

         FIFTH: That upon the effectiveness of this Certificate of Amendment of the Restated Certificate of Incorporation, the first paragraph of Article IV of the Restated Certificate of Incorporation is hereby amended such that, as amended, said paragraph shall read in its entirety as follows:

         "THIS CORPORATION IS AUTHORIZED TO ISSUE TWO (2) CLASSES OF STOCK, TO BE DESIGNATED, RESPECTIVELY, "COMMON STOCK" AND "PREFERRED STOCK." THE TOTAL NUMBER OF SHARES THAT THIS CORPORATION IS AUTHORIZED TO ISSUE IS 27,000,000 SHARES. 25,000,000 SHARES SHALL BE COMMON STOCK, PAR VALUE $.0001 PER SHARE, AND 2,000,000 SHARES SHALL BE PREFERRED STOCK, PAR VALUE $.0001 PER SHARE. UPON THIS AMENDMENT OF THIS ARTICLE IV (THE "EFFECTIVE TIME"), EACH 28 SHARES OF THE COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION ISSUED AND OUTSTANDING OR HELD IN TREASURY SHALL BE COMBINED INTO ONE (1) SHARE OF COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION, WITHOUT ANY ACTION BY THE HOLDERS THEREOF. EACH STOCKHOLDER WHO, IMMEDIATELY PRIOR TO THE EFFECTIVE TIME, OWNS A NUMBER OF SHARES OF COMMON STOCK WHICH IS NOT EVENLY DIVISIBLE BY 28 SHALL, WITH RESPECT TO SUCH FRACTIONAL INTEREST, BE ENTITLED TO RECEIVE FROM THE CORPORATION CASH IN AN AMOUNT EQUAL TO SUCH FRACTIONAL INTEREST MULTIPLIED BY THE SALE PRICE OF THE COMMON STOCK LAST REPORTED IMMEDIATELY PRIOR TO THE EFFECTIVE TIME."

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Restated Certificate of Incorporation to be executed by Samuel Smookler, its Chief Executive Officer, this _____ day of _______________, 20__.

                                                P-COM, INC.

                                                By:
                                                  -----------------------------
                                                  Samuel Smookler
                                                  Chief Executive Officer

                                                                       ANNEX B
                                                                     (1-FOR-29)

                            CERTIFICATE OF AMENDMENT
                    OF RESTATED CERTIFICATE OF INCORPORATION
                                 OF P-COM, INC.

                         (Pursuant to Section 242 of the
                        Delaware General Corporation Law)

         P-COM, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, by its duly authorized officers, does hereby certify:

         FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation's Restated Certificate of Incorporation to combine each twenty-nine (29) outstanding shares of the Corporation's Common Stock, par value $0.0001 per share, into one (1) share of Common Stock, par value $0.0001 per share; and (ii) declaring such amendment to be advisable and recommended for approval by the Stockholders of the Corporation.

         SECOND: That, thereafter, the Stockholders of said Corporation approved the amendment by written consent of the outstanding shares in accordance with
Section 228 of the Delaware General Corporation Law.

         THIRD: That the amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law by the Board of Directors and Stockholders of the Corporation.

         FOURTH: That the capital of the Corporation shall not be reduced under or by reason of said amendment.

         FIFTH: That upon the effectiveness of this Certificate of Amendment of the Restated Certificate of Incorporation, the first paragraph of Article IV of the Restated Certificate of Incorporation is hereby amended such that, as amended, said paragraph shall read in its entirety as follows:

         "THIS CORPORATION IS AUTHORIZED TO ISSUE TWO (2) CLASSES OF STOCK, TO BE DESIGNATED, RESPECTIVELY, "COMMON STOCK" AND "PREFERRED STOCK." THE TOTAL NUMBER OF SHARES THAT THIS CORPORATION IS AUTHORIZED TO ISSUE IS 26,137,931 SHARES. 24,137,931 SHARES SHALL BE COMMON STOCK, PAR VALUE $.0001 PER SHARE, AND 2,000,000 SHARES SHALL BE PREFERRED STOCK, PAR VALUE $.0001 PER SHARE. UPON THIS AMENDMENT OF THIS ARTICLE IV (THE "EFFECTIVE TIME"), EACH 29 SHARES OF THE COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION ISSUED AND OUTSTANDING OR HELD IN TREASURY SHALL BE COMBINED INTO ONE (1) SHARE OF COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION, WITHOUT ANY ACTION BY THE HOLDERS THEREOF. EACH STOCKHOLDER WHO, IMMEDIATELY PRIOR TO THE EFFECTIVE TIME, OWNS A NUMBER OF SHARES OF COMMON STOCK WHICH IS NOT EVENLY DIVISIBLE BY 29 SHALL, WITH RESPECT TO SUCH FRACTIONAL INTEREST, BE ENTITLED TO RECEIVE FROM THE CORPORATION CASH IN AN AMOUNT EQUAL TO SUCH FRACTIONAL INTEREST MULTIPLIED BY THE SALE PRICE OF THE COMMON STOCK LAST REPORTED IMMEDIATELY PRIOR TO THE EFFECTIVE TIME."

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Restated Certificate of Incorporation to be executed by Samuel Smookler, its Chief Executive Officer, this _____ day of _______________, 20__.

                                                P-COM, INC.

                                                By:
                                                  -----------------------------
                                                  Samuel Smookler
                                                  Chief Executive Officer

                                                                     ANNEX B
                                                                   (1-FOR-30)

                            CERTIFICATE OF AMENDMENT
                    OF RESTATED CERTIFICATE OF INCORPORATION
                                 OF P-COM, INC.

                         (Pursuant to Section 242 of the
                        Delaware General Corporation Law)

         P-COM, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, by its duly authorized officers, does hereby certify:

         FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation's Restated Certificate of Incorporation to combine each thirty (30) outstanding shares of the Corporation's Common Stock, par value $0.0001 per share, into one
(1) share of Common Stock, par value $0.0001 per share; and (ii) declaring such amendment to be advisable and recommended for approval by the Stockholders of the Corporation.

         SECOND: That, thereafter, the Stockholders of said Corporation approved the amendment by written consent of the outstanding shares in accordance with
Section 228 of the Delaware General Corporation Law.

         THIRD: That the amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law by the Board of Directors and Stockholders of the Corporation.

         FOURTH: That the capital of the Corporation shall not be reduced under or by reason of said amendment.

         FIFTH: That upon the effectiveness of this Certificate of Amendment of the Restated Certificate of Incorporation, the first paragraph of Article IV of the Restated Certificate of Incorporation is hereby amended such that, as amended, said paragraph shall read in its entirety as follows:

         "THIS CORPORATION IS AUTHORIZED TO ISSUE TWO (2) CLASSES OF STOCK, TO BE DESIGNATED, RESPECTIVELY, "COMMON STOCK" AND "PREFERRED STOCK." THE TOTAL NUMBER OF SHARES THAT THIS CORPORATION IS AUTHORIZED TO ISSUE IS 25,333,333 SHARES. 23,333,333 SHARES SHALL BE COMMON STOCK, PAR VALUE $.0001 PER SHARE, AND 2,000,000 SHARES SHALL BE PREFERRED STOCK, PAR VALUE $.0001 PER SHARE. UPON THIS AMENDMENT OF THIS ARTICLE IV (THE "EFFECTIVE TIME"), EACH 30 SHARES OF THE COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION ISSUED AND OUTSTANDING OR HELD IN TREASURY SHALL BE COMBINED INTO ONE (1) SHARE OF COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION, WITHOUT ANY ACTION BY THE HOLDERS THEREOF. EACH STOCKHOLDER WHO, IMMEDIATELY PRIOR TO THE EFFECTIVE TIME, OWNS A NUMBER OF SHARES OF COMMON STOCK WHICH IS NOT EVENLY DIVISIBLE BY 30 SHALL, WITH RESPECT TO SUCH FRACTIONAL INTEREST, BE ENTITLED TO RECEIVE FROM THE CORPORATION CASH IN AN AMOUNT EQUAL TO SUCH FRACTIONAL INTEREST MULTIPLIED BY THE SALE PRICE OF THE COMMON STOCK LAST REPORTED IMMEDIATELY PRIOR TO THE EFFECTIVE TIME."

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Restated Certificate of Incorporation to be executed by Samuel Smookler, its Chief Executive Officer, this _____ day of _______________, 20__.

                                                P-COM, INC.

                                                By:
                                                  -----------------------------
                                                  Samuel Smookler
                                                  Chief Executive Officer